                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                   May 24, 2007

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
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(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.  On May 24, 2007 the shareholders of The First Bancshares voted to approve the 2007 Stock Incentive Plan as previously recommended by the Company's Board of Directors. The 2007 Stock Incentive
Plan became effective as of May 24, 2007 upon approval by the shareholders. The 2007
Stock Incentive Plan was attached as Appendix A to the Company's Proxy Statement as filed with the Securities and Exchange Commission on April 11, 2007 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

                    99.1 2007 Stock Incentive Plan atttached as Appendix A to the
                         Company's Proxy Statement as filed with the Securities
                         and Exchange Commission on April 11, 2007 andincorporated
                         herein by reference.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2007
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                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ Donna T. Lowery
                                                           -------------------------------------------
                                                     Name:    Donna T. Lowery
                                                     Title:   Chief Financial Officer

                                     Exhibit 99.1 to First Bancshares Form 8-K

2007 Stock Incentive Plan attached as Appendix A to the Company's Proxy Statement as filed with the
Securities and Exchange Commission on April 11, 2007 and incorporated herein by reference.